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                                                             Exhibit 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration statements on Form S-8, File Nos. 33-00346, 33-6609 and 33-50692.

                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 26, 1996